UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2018

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West

San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

NuStar Energy L.P., a Delaware limited partnership (the “Partnership”), has entered into an Agreement and Plan of Merger, dated as of February 7, 2018 (the “Merger Agreement”), by and among the Partnership, Riverwalk Logistics, L.P., a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), NuStar GP, LLC, a Delaware limited liability company and the general partner of the General Partner (“NuStar GP”), Marshall Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“Merger Sub”), NuStar GP Holdings, LLC, a Delaware limited liability company (“NSH”) and Riverwalk Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of NSH. Pursuant to the Merger Agreement, Merger Sub will merge with and into NSH with NSH being the surviving entity, such that following the merger the Partnership will be the sole member of NSH (the “Merger”).

The terms of the Merger Agreement were unanimously approved by the Conflicts Committee (“NSH Conflicts Committee”) of the board of directors of NSH (the “NSH Board”) and the Nominating/Governance & Conflicts Committee (the “NuStar GP Conflicts Committee”) of the board of directors of NuStar GP (the “NuStar GP Board”), each comprised solely of independent directors, and were approved by the NSH Board and NuStar GP Board, with Mr. William E. Greehey (“Mr. Greehey”) and Mr. Bradley C. Barron recusing themselves.

Pursuant to the Merger Agreement and at the effective time of the Merger, the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership shall be amended and restated, substantially in the form attached as Annex A to the Merger Agreement (“Seventh Amended and Restated Partnership Agreement”), to, among other things, (i) cancel the incentive distribution rights held by the General Partner, (ii) convert the 2.0% general partner interest in the Partnership held by the General Partner into a non-economic management interest and (iii) provide the holders of common units representing limited partner interest in the Partnership (“Partnership Common Units”) with voting rights in the election of directors of the board of directors of NuStar GP.

At the effective time of the Merger Agreement, each outstanding unit representing a membership interest in NSH (“NSH Unit”), other than NSH Units held by NSH or its subsidiaries, will be converted into the right to receive 0.55 of a Partnership Common Unit. All NSH Units, when converted, shall cease to be outstanding and shall automatically be cancelled and no longer exist. No fractional Partnership Common Units will be issued in the Merger; instead, each holder of NSH Units otherwise entitled to receive a fractional Partnership Common Unit will receive cash in lieu of such fractional Partnership Common Unit. Furthermore, the 10,214,626 Partnership Common Units currently owned by subsidiaries of NSH will be cancelled by the Partnership and will cease to exist.

The Merger Agreement contains customary representations and warranties and covenants by each of the parties. Completion of the Merger is conditioned upon, among other things: (i) approval of the Merger Agreement by the affirmative vote of holders of a Unit Majority, as defined in the Second Amended and Restated Limited Liability Company Agreement of NSH, as amended (“NSH Unitholder Approval”); (ii) the effectiveness of a registration statement on Form S-4 with respect to the issuance by the Partnership of the Partnership Common Units in connection with the Merger; (iii) the absence of certain legal injunctions or impediments prohibiting the transactions; (iv) the receipt of certain tax opinions from a nationally recognized tax counsel; and (v) the approval for the listing of the Partnership Common Units on the New York Stock Exchange.

The Merger Agreement contains provisions granting both the Partnership and NSH the right to terminate the Merger Agreement for certain reasons, including, among others (i) by mutual consent of the Partnership and NSH; (ii) by either party if the Merger has not been consummated on or before August 8, 2018; (iii) if certain changes in rules or regulations prohibits the consummation of the Merger; (iv) if NSH fails to obtain NSH Unitholder Approval; or (v) if a breach of, or an inaccuracy in, the representations or warranties is not cured within thirty days. Furthermore, the Partnership may terminate the Merger Agreement in the event that, prior to NSH Unitholder Approval, NSH has intentionally and materially breached the non-solicitation covenants in the Merger Agreement or the NSH Board issues a change of recommendation pursuant to the terms of the Merger Agreement and NSH may terminate the Merger Agreement in order to accept a Superior Proposal (as defined in the Merger Agreement) so long as NSH (i) has not intentionally and materially breached certain provisions of the Merger Agreement and (ii) has paid the Partnership a termination fee.

After the Merger, the NuStar GP Board is expected to consist of nine members. Prior to the distribution of the Proxy Statement, NSH shall designate the three members of the NSH Conflicts Committee to serve as members of the NuStar GP Board and the six members of the NuStar GP Board immediately prior to the effective time of the merger shall continue to serve as members of the NuStar GP Board following the effective time of the Merger.

Support Agreement

The Partnership has entered into a Support Agreement, dated as of February 7, 2018 (the “Support Agreement”), by and among the Partnership, Merger Sub, WLG Holdings, LLC, a Texas limited liability company (“WLG Holdings”), Mr. Greehey (Mr. Greehey and WLG Holdings, together, the “Unitholders”) and, for limited purposes stated therein, NSH, pursuant to which the Unitholders have agreed to vote in favor of the approval and adoption of the Merger Agreement, the approval of the Merger and any other action required in furtherance thereof submitted for the vote or written consent of NSH Unitholders. The Support Agreement will terminate at (i) the effective time of the Merger, (ii) upon the termination of the Merger Agreement or (iii) if, by written agreement, the Unitholders and the Partnership terminate the Support Agreement.

Item 7.01	Regulation FD Disclosure.

On February 8, 2018, the Partnership and NSH, are posting, on their respective websites, presentation slides regarding the combination of the Partnership and NSH. A copy of the presentation slides is attached as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statements

The foregoing descriptions of the Merger Agreement and the Support Agreement are qualified in their entirety by reference to the full text of the agreements (including the annexes thereto), which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference.

The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about the Partnership or NSH. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of such Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between the parties, including being qualified by information contained in the disclosure schedules exchanged between the parties in connection with the execution of the Merger Agreement that may modify and create exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Partnership or NSH. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the Merger.

Important Information For Investors And Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger and related transactions between the Partnership and NSH will be submitted to the unitholders of NSH for their consideration. The Partnership will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of NSH that also constitutes a prospectus of the Partnership. The Partnership and NSH also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NSH ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and unitholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Partnership and NSH once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge on the Partnership’s website at www.nustarenergy.com under the tab “Investors” or by contacting the Partnership’s investor relations department at (210) 918-3507. Copies of the documents filed with the SEC by NSH will be available free of charge on NSH’s website at www.nustargpholdings.com under the tab “Investors” or by contacting NSH’s investor relations department at (210) 918-3507.

The Partnership, its general partner, the directors and certain of the executive officers of NuStar GP and NSH and its directors and certain of its executive officers, may be deemed to be participants in the solicitation of proxies from the unitholders of NSH in connection with the proposed merger. Information about the directors and executive officers of NuStar GP and the directors and executive officers of NSH is set forth in the preliminary proxy statement/prospectus, each entity’s Annual Report on Form 10-K for the year ended December 31, 2016, which were each filed with the SEC on February 23,

2017, and subsequent statements of changes in beneficial ownership on file with the SEC. Information about the directors and executive officers of NSH is set forth in NSH’s Proxy Statement for the 2017 annual meeting of unitholders, which was filed with the SEC on March 9, 2017, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources listed above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” regarding future events, such as the Partnership’s future performance. All statements, other than statements of historical fact, included herein that address activities, events or developments that the Partnership and NSH expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed Merger, are forward-looking statements. All forward-looking statements reflect the Partnership’s and NSH’s current views with regard to future events and are subject to various risks, uncertainties and assumptions that may cause actual results to differ materially, including the possibility that the Merger will not be completed prior to the August 8, 2018 outside termination date, the possibility that NSH will not obtain the required approvals by the NSH unitholders, the possibility that the anticipated benefits from the Merger cannot be fully realized, the possibility that costs or difficulties related to the Merger will be greater than expected and other risk factors included in the reports filed with the SEC by the Partnership and NSH. Many of the factors that will determine the Partnership’s and NSH’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Partnership and NSH undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of February 7, 2018, by and among NuStar Energy L.P., Riverwalk Logistics, L.P., NuStar GP, LLC, Marshall Merger Sub LLC, Riverwalk Holdings, LLC and NuStar GP Holdings, LLC.

10.1	Support Agreement, dated as of February 7, 2018, by and among NuStar Energy L.P., Marshall Merger Sub LLC, WGL Holdings, LLC, William E. Greehey and NuStar GP Holdings, LLC.

99.01	Presentation slides regarding the combination of NuStar Energy L.P. and NuStar GP Holdings, LLC, dated February 8, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: February 8, 2018			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Senior Vice President, General Counsel - Corporate
& Commercial Law and Corporate Secretary